                                    EXHIBIT A

                       AMENDED, RESTATED AND CONSOLIDATED
                             SECURED PROMISSORY NOTE


$2,700,000                                               Los Angeles, California
                                                                January 12, 1996


      WHEREAS, Hee Poong Park (the "Maker") and the Elk International Corporation Limited, a Bahamian corporation (the "Holder"), have agreed to amend, restate and consolidate the Maker's $805,555 Secured Non-Interest Bearing Promissory Note to the Holder dated September 29, 1993 (the "1993 Note"), a copy of which is annexed hereto as Exhibit "A" and the Maker's $1,444,445 Secured Non-interest Bearing Promissory Note to the Holder dated January 3, 1994 (the "January 1994 Note"), a copy of which is annexed hereto as Exhibit "B".

      WHEREAS, the Maker executed and delivered the 1993 Note and 1994 Note to Elk in connection with the purchase by the Maker of an aggregate of 200,000 Common Shares, $.10 per value per share, of Kleer-Vu Industries, Inc., a Delaware corporation.

      WHEREAS, the 1993 Note and the 1994 Note shall be amended, restated, consolidated and superseded in all respects by this Amended, Restated and Consolidated Secured Promissory Note (the "Note"). This Note memorializes and supersedes the same obligations previously set forth in the 1993 Note and 1994 Note.

      The 1993 Note and 1994 Note are hereby amended and restated in their entirety and consolidated as follows:

      FOR VALUE RECEIVED, Maker promises to pay to the order of the Holder at 2415 S. Sierra Drive, Compton, California 90220, or such other place as Holder may from time to time designate, the principal sum of Two Million Seven Hundred Thousand Dollars ($2,700,000).

      1.    The Note is payable as follows:

                  (a) $100,000 on or before January 29, 1996 (by check delivered by Park to Elk on the date hereof, which will be deposited by Elk on January 27, 1996 to clear on or before January 29, 1996);
                  (b)   $100,000 on March 30, 1996;
                  (c)   $100,000 on June 30, 1996;
                  (d)   $150,000 on September 30, 1996; and

                  (e)   $2,250,000 on December 15, 1996.


      2.    This Note shall not bear interest.

      3.    This Note may be prepaid in whole without premium or penalty.

      4.    Maker shall have no right to reborrow any prepaid amounts.

      5. An event of default hereunder shall occur if an Event of Default (as defined in (a) the Security and Pledge Agreement between the Maker and the Holder dated as of September 29, 1993, as amended on the date hereof, and (b) the Security and Pledge Agreement between the Maker and the Holder dated January 3, 1994, as amended on the date hereof, (collectively, the "Security Agreement") shall have occurred.

      6. If such an Event of Default occurs and is continuing, the Holder, at its option, may declare all sums due hereunder immediately due and payable without notice or demand.

      7. No delay on the part of the Holder or the exercise of any power or right under this Note shall operate as a waiver of such power or right or preclude other or further exercise thereof or the exercise of any other power or right. The Maker hereby waives diligence, presentment, demand for payment, notice of dishonor or acceleration, protest and notice of protest, and any and all other notices or demands in connection with delivery, acceptance, performance, default or enforcement of this Note.

      8. If any principal, interest or additional payment due hereunder is not paid as and when due or if any Event of Default occurs hereunder, Maker promises to pay all costs of enforcement and collection, including, but not limited to, reasonable attorneys' fees and disbursements, whether or not such enforcement and collection includes the filing of a lawsuit.

      9. This Note is secured by the Security Agreement, and 250,000 Preferred Shares of Kleer-Vu Industries, Inc.

      10. Amounts owing under this Note shall not be subject to set off of any obligations of Holder owing to Maker.

      11. This Note shall take effect as of the date hereof, which effectiveness is subject to the Holder delivering to the Maker for cancellation the 1993 Note and the 1994 Note.

      12. This Note shall be governed by and construed in accordance with the laws of the State of California without regard to conflicts of law and principles thereof.

      IN WITNESS WHEREOF, the undersigned has executed this Note on the day and year first above written.


                                 /s/ HEE POONG PARK
                                 ----------------------------
                                 HEE POONG PARK



CONSENTED TO:

ELK INTERNATIONAL CORPORATION LIMITED


By:/s/Elkana Faiwuszewicz
   ----------------------------------
      Elkana Faiwuszewicz, President


                                       3